UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2026

Central Index Key Number of the issuing entity: 0002134743

BANK5 2026-5YR22

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-14	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 11, 2026, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance of the BANK5 2026-5YR22 Commercial Mortgage Pass-Through Certificates, Series 2026-5YR22 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated and effective as of June 1, 2026 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1,
Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $735,845,000, to Wells Fargo Securities, LLC (“WFS”), BofA Securities, Inc. (“BofA Securities”), Morgan Stanley & Co. LLC (“MS&Co.”), J.P. Morgan Securities LLC (“JPMS”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”), Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together with WFS, BofA Securities, MS&Co., JPMS, Academy and Drexel, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 21, 2026 (the “Underwriting Agreement”), between the Registrant, Wells Fargo Bank, National Association (“WFB”) and the Underwriters. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Registrant’s Preliminary Prospectus, dated May 15, 2026, and by the Prospectus, dated May 26, 2026 (the “Prospectus”), in negotiated transactions or otherwise, at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

The Registrant sold all of the Privately Offered Certificates, having an aggregate certificate balance of $96,794,742, to WFS, BofA Securities, MS&Co., JPMS, Academy, Drexel and Siebert Williams (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of May 21, 2026, between the Registrant, WFB and the Initial Purchasers. The Registrant transferred the VRR Interest to WFB, Bank of America, National Association (“BANA”), Morgan Stanley Bank, N.A. (“MSBNA”) and JPMorgan Chase Bank, National Association (“JPMCB”) (in such capacity, the “VRR Retaining Parties”), pursuant to a VRR Interest Transfer Agreement, dated as of May 26, 2026, between the Registrant and the VRR Retaining Parties. The Privately Offered Certificates and the VRR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $6,613,635, were approximately $765,065,227. Of the expenses paid by the Registrant, approximately $0 was paid directly to affiliates of the Registrant, $818,123 in the form of fees were paid to the Underwriters, $513,648 were paid to or for the Underwriters and $5,281,865 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 to the Registrant’s Form 8-K filed on May 26, 2026 and in the Prospectus referred to above. The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

Credit Risk Retention

JPMCB, in its capacity as “retaining sponsor”, is satisfying its credit risk retention obligation under Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”) in connection with securitization of the Mortgage Loans referred to above by:

(i)	the acquisition on the Closing Date and holding of an “eligible vertical interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial principal balance of approximately $19,601,549.72, comprised of the VRR Interest, by the VRR Retaining Parties (in the case of JPMCB, as “retaining sponsor” under Regulation RR, and in the case of each of WFB, MSBNA and BANA as an “originator” under Regulation RR), and
(ii)	the purchase on the Closing Date and holding of an “eligible horizontal residual interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial principal balance of approximately $50,999,742, comprised of the Class G-RR and Class H-RR Certificates (the “HRR Interest”), by CMBS 4 Sub 16, LLC (75%) and TH Holdco 1 (Cayman), L.P. (25%), each acting as a “third-party purchaser” (as defined in Regulation RR).

The VRR Interest represents at least 2.30% of the sum of the initial certificate balance of all of the Certificates and the VRR Interest as of the Closing Date. The VRR Interest will entitle the holder thereof to a specified percentage of the amounts paid on each other class of ABS interests in the Issuing Entity. The fair value of the HRR Interest is equal to approximately $23,437,440, representing approximately 2.75% of the aggregate fair value of all ABS interests issued by the Issuing Entity (the “ABS Interests”). The aggregate fair value of all ABS Interests is approximately $853,820,575. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for all certificates (other than the Class R certificates) and the VRR Interest issued by the Issuing Entity.

The Retaining Sponsor estimates that, if it had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of Regulation RR with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $42,691,029, representing 5.0% of the aggregate fair value, as of the Closing Date, of all ABS Interests.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated May 15, 2026 and filed with the Securities and Exchange Commission on May 15, 2026 under the heading “Credit Risk Retention” and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair values set forth above.

Retained Interests in This Securitization

WFB, a sponsor of the securitization, will purchase the Class R certificates on the Closing Date. Information regarding other interest(s) in the securitization being retained by WFB and/or its affiliates is further described in the Prospectus, which was filed with the Securities and Exchange Commission on May 26, 2026.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated June 11, 2026.
8.1	Tax Opinion of Sidley Austin LLP, dated June 11, 2026 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
Name: Lee Green
Title: Managing Director

Dated: June 11, 2026

Exhibit Index

Exhibit No.	Description
5.1	Legality Opinion of Sidley Austin LLP, dated June 11, 2026.
8.1	Tax Opinion of Sidley Austin LLP, dated June 11, 2026 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).